AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
                             1995
          ANNUAL REPORT FOR THE PERIOD ENDED JULY 31, 1995
                  [The American Funds Group(r)]

American High-Income Municipal Bond Fund(SM) seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of municipal bonds, including higher yielding, lower rated, higher risk issues. It may invest up to 100% of its assets in bonds subject to the alternative minimum tax.

[Begin Photo Caption]
ABOUT OUR COVER: Investors in American High-Income Municipal Bond Fund help finance municipal construction across the country.
[End Photo Caption]

Fund results in this report were computed without a sales charge unless otherwise indicated. Between September 26, 1994 and June 30, 1995 (the end of the most recent calendar quarter), the total return with all distributions reinvested, assuming payment of the 4.75% maximum sales charge at the beginning of the stated period, was +5.40%. Sales charges are lower for accounts of $25,000 or more. The fund's 30-day yield as of August 31, 1995, calculated in accordance with the Securities and Exchange Commission formula, was 5.58%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. While the fund invests for income that is exempt from regular federal income taxes, that income may be subject to state or local income taxes and/or federal alternative minimum taxes. Capital gain distributions, if any, are taxable.

[Begin Side Bar]
CHARTING A $10,000 INVESTMENT IN
AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
(for the period September 26, 1994 to July 31, 1995, with dividends reinvested)

The fund at net asset value (without any sales charge) $11,162
Lehman Brothers Municipal Bond Index/1/ $10,910
The fund at maximum offering price (with 4.75% sales charge deducted)/2/
$10,634

/1/ The index is unmanaged and does not reflect sales charges, commissions or expenses.

/2/ These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 4.75% on the $10,000 investment. Thus, the net amount invested was $9,525.

 Past results are not predictive of future results.

LIFETIME TOTAL RETURN AFTER DEDUCTING THE MAXIMUM SALES CHARGE for the period
September 26, 1994 to July 31, 1995........+6.34%
[End Side Bar]


                           FELLOW SHAREHOLDERS:

   American High-Income Municipal Bond Fund had a commendable first fiscal period. Helped by a favorable combination of events, the fund outpaced the major unmanaged municipal bond index and the average high-yield municipal bond fund by substantial margins.

   From the fund's introduction on September 26, 1994, through July 31, 1995, the end of the fund's fiscal year, the fund had a total return of 11.6% with dividends reinvested, well above the 7.9% average total return of other high-income municipal bond funds over the same period, as measured by Lipper Analytical Services. The unmanaged Lehman Brothers Municipal Bond Index had a total return of 9.1%. During this period, your fund's assets grew to $157 million.

   Dividends for the fiscal period totaled 76 cents a share. Shareholders who reinvested these monthly dividends had an income return of 5.5% (not annualized). Investors who took their dividends in cash received an income return of 5.3% and saw the value of their accounts rise 5.9%. At the end of the period, the fund's tax-free yield, calculated according to Securities and Exchange Commission guidelines, was at the annual rate of 5.70%.

   With hindsight, it is easy to see that the fund was launched at an opportune time. When operations began, however, most investors would have guessed it to be an inappropriate time to invest in bonds. The bond market was in the final weeks of an 11-month spiral of rising interest rates and falling bond prices. As prices fell, many investors feared additional interest rate increases and kept selling, driving prices down further. As a new fund with growing assets, American High-Income Municipal Bond Fund was able to acquire some attractive securities for its portfolio at excellent prices.

   Shortly after the fund's inauguration, interest rates began declining and the prices of many bonds in the fund's portfolio began rising.
After the end of the fiscal year, the fund took advantage of rising bond prices and sold some holdings for a profit. That resulted in taxable short-term capital gains of at least 20 cents a share which will be paid to shareholders toward the end of this calendar year.

   Although the fund benefited from excellent timing in its first fiscal period, it is not managed with the aim of timing the market. Rather, the fund's managers rely on thorough research to find good investment opportunities that may be misunderstood or undervalued by the market. Despite the fund's very satisfying initial success, it may be several years before many of its investments develop to their full value.

   While we believe our emphasis on research will help us find good opportunities, there are always risks in any investment. We continuously monitor national and regional political and economic developments that could have an impact on the fund's holdings.

   In the past few months, several political leaders have proposed various forms of a national flat tax, some of which involve the elimination of tax on interest paid by all bonds. This could have serious repercussions in the tax-free bond market because it could erode the advantage enjoyed by municipal bonds. We do not foresee any action on this front in the near future, but will continue to watch political developments closely. Similarly, we are keeping a close eye on the crosscurrents in the nation's economy and how they may affect interest rates.

   We welcome all our new shareholders and look forward to reporting to you again in six months.

Cordially,
Paul G. Haaga, Jr.         Abner D. Goldstine
Chairman of the Board      President
September 12, 1995


                  BUILDING A FUTURE THROUGH INVESTMENT

            FROM BLUEPRINTS TO PORTFOLIO: A SEARCH FOR VALUE

   In the rolling green hills of central New Jersey, builders have almost completed a continuing care community that will be home to 400 retirees.

   In Chicago, construction has begun on an electricity-generating plant that will turn garbage into power and bring jobs to a depressed area.

   In Texas, construction has begun on new facilities at Dallas-Fort Worth International Airport, while in Maryland, work is under way on a multi-family housing project.

   All these projects have one thing in common: they are being financed in part by shareholders of American High-Income Municipal Bond Fund (AHIM).

                       A WORLD OF RISK AND REWARD
   Many investors think of tax-free municipal bonds as safe, uncomplicated investments in public entities watched over by government officials. But the world of municipal bonds, never simple, has become even more complex through the years. There is far more involved than funding state highways, county bridges and local schools.

   In many cases it is a world of risk and reward. Tax-free municipal bonds are used to finance projects that have a public purpose. Often the bonds finance big projects, such as an airport expansion or a new hospital wing, and payments to the bondholders are made by well-known companies that use the facilities.

   Municipal bonds also finance smaller projects with a more local focus. Fellowship Village, the New Jersey continuing care retirement facility, was able to finance its construction with tax-free municipal bonds because it serves such a public purpose.

[Begin Photo Caption]
The process of buying or selling a bond for American High-Income Municipal Bond Fund's portfolio often begins with the bond traders. Here, Sue
Wilander-McDermott, left, and Beverly Houston discuss an upcoming bond issue, while Glen Payne monitors prices in the market. [End Photo Caption]

   How these bonds came to be in the portfolio of American High-Income Municipal Bond Fund is a testament to the value of hard work and experience.
It is a tale of finding diamonds among the rhinestones, a search that combines trading, research and portfolio management. In the municipal bond market, as in other bond markets, there are securities, undervalued by the marketplace, offering investors the opportunity for extra returns that more than compensate for the risk.

                      INTENSIVE RESEARCH TELLS THE STORY

   The story of the bonds in your fund's portfolio is one of hours, even days, of analysts looking for value that other investors may have missed. We believe Fellowship Village is such a value.

   In 1994, a small regional bond underwriter in New Jersey began calling potential investors to tell them about Fellowship Village. Across the country, in a West Los Angeles trading room overlooking the busy San Diego Freeway, the salesman found a receptive listener in Sue Wilander-McDermott.

                     THE POWER OF KNOWLEDGE AND EXPERIENCE

   Sue, a municipal bond trader for Capital Research and Management Company
(CRMC), the investment adviser to American High-Income Municipal Bond Fund, is a veteran who knows bankers and bond underwriters across the country.

   Unlike the stock market, the bond market has no central clearing-house, no ticker tape showing prices and trades. Bond markets are

[Begin Photo Caption]
Before American High-Income Municipal Bond Fund makes an investment, the fund's portfolio counselors and analysts thoroughly research the offering. Here analysts David Hoag, left, and Brenda Ellerin, discuss a proposed construction project with portfolio counselors John Smet, second from left, and Mark Macdonald. [End Photo Caption] more regionally oriented. It's common for bonds to be issued, bought and sold in one state while investors in another part of the country never hear about them. That's why CRMC's bond traders maintain daily contact with underwriters all over the country, to keep abreast of the market and make sure they know about potentially good investments among upcoming issues.

   Buying or selling bonds in the secondary market likewise requires the experience and knowledge of skilled traders who know how to negotiate the best possible price. Because of its size and buying power, CRMC can often buy or sell at a more favorable price than small investors.

   When she heard about Fellowship Village, Sue began questioning the salesman closely. One concern was the size of the issue. If the issue is too small, the fund may not be able to buy enough bonds to justify the time needed for the thorough research done before every purchase.

                               TAKING A CLOSER LOOK

   After talking with the salesman, it seemed clear the bonds deserved closer scrutiny. They offered a good yield but, more importantly, CRMC had the expertise to research and understand the issue.

   Every bond in the AHIM portfolio is purchased only after such comprehensive research. The underlying philosophy of your fund is to investigate every holding thoroughly before investing.

   It's common for analysts and portfolio counselors to spend dozens of hours examining documents and to visit a site as part of their research. At every step, two questions are asked again and again: "What are the risks and are shareholders being properly compensated for these risks?"

[Begin Photo Caption]
Portfolio counselors for American High-Income Municipal Bond Fund must stay abreast of all economic and political developments that affect the bond market. Here, Abner Goldstine, left, president of the fund, and Neil Langberg, senior vice president of the fund and a portfolio counselor, discuss recent events affecting the bond market. [End Photo Caption]

   One AHIM analyst recently spent two full weeks investigating a bond issue being sold to finance a toll road. He talked with economists and planners, and even flew over the area in a helicopter. However, investing the time and effort doesn't guarantee the analyst will recommend buying the bond. In this case, the analyst decided the bond's yield was too low for the risk involved and recommended against purchasing the bond.

                               FELLOWSHIP VILLAGE

   Continuing care communities like Fellowship Village offer a good middle ground between a traditional nursing home and an active retirement community. They offer retirees independence and allow couples to be near each other if one person needs prolonged medical care.

   There are about 1,000 continuing care facilities in the United States and their popularity is rising as the number of retired Americans increases.

   Residents typically pay a large lump sum when they move in - at Fellowship Village rates range from $72,900 for one person in a studio to $319,700 for a couple living in a detached home. In addition, there are monthly fees ranging from $1,135 to $3,565. Residents are guaranteed lifetime housing and medical care, including treatment in the on-site medical facility.

   The task of further investigating the Fellowship Village bond issue fell to AHIM portfolio counselor Mark Macdonald, who has followed the continuing care industry for years and understands the risks and potential pitfalls. Because of his extensive industry knowledge, Mark acted as both analyst and porfolio counselor on this issue.

[Begin Side Bar]
WHY TAX-FREE INVESTING CAN BE WORTHWHILE
To use this table, find your estimated 1995 taxable income to determine your federal tax rate. Then look at the right-hand column to see what you would have had to earn to equal the fund's 5.61% tax-free distribution rate in July. Because of the higher tax rates, many high-income investors are finding that their returns

HERE'S WHAT TAX BRACKETS ARE NOW...

If your taxable income is...                   ...and your          ...your tax-free
                                               marginal             distribution rate of
                                               federal 1995         5.61% is equal to a
                                               tax rate is...       taxable distribution rate of...

Single                  Joint



$     0 -   23,350      $ 0 -   39,000         15.0%                6.60%

23,351 -   56,550       39,001 -   94,250      28.0                 7.79

56,551 - 117,950        94,251 - 143,600       31.0                 8.13

117,951 - 256,500       143,601 - 256,500      36.0                 8.77

Over 256,500            Over 256,500           39.6                 9.27


on taxable fixed-income issues have to be even higher to match those currently offered by tax-exempt municipals. For instance, a couple with a taxable income of $150,000 faces a federal tax rate of 36%. In this bracket, the fund's current 5.61% distribution rate would be equivalent to a return on a taxable issue of 8.77%. Investors in the highest bracket (39.6%) would need a taxable distribution rate of 9.27% to match the fund's distribution rate.
[End Side Bar]

   First, Mark looked into the background of the sponsor, a church group, and the credentials of both the developer and the builder. He double-checked the estimated ongoing costs and examined the actuarial studies used by the developers. If too many residents were in the nursing facility, costs could soar because there is no additional charge for nursing care. He asked how many of the 235 units had been purchased before construction and learned that 93% had been sold, an unusually high number.

                              ON-SITE INSPECTIONS

   Mark then traveled to New Jersey to see Fellowship Village firsthand. He met the developers and managers and even checked the local real estate market. Many of Fellowship Village's residents will come from the area; a soft local real estate market could mean fewer people would be able to sell their homes to raise the move-in costs.

  Ultimately, Mark decided that the project looked sound and that shareholders would be properly rewarded if the fund invested: The bonds were paying a 9.25% tax-free yield which compared very favorably to high quality bonds that were then paying 6.65%.

   Mark's research into Fellowship Village is typical of the exhaustive work of CRMC's analysts and portfolio counselors. Their research requires insights into the local economic and political climate as well as knowledge of the experience and integrity of those building the facility. Because most of AHIM's investments are in income-producing facilities, such as hospitals and airports, analysts also study the economic feasibility of the projects by examining the estimated costs as well as the expected income.

                       CONSTANTLY WATCHING THE MARKET

   Fellowship Village is typical of many of the bonds in American High-Income Municipal Bond Fund. Its purchase utilized the experience and knowledge of a team of analysts, traders and portfolio counselors. Extensive time, research and effort can be devoted to an individual issue because in AHIM's portfolio, bonds such as Fellowship Village are seen as potential long-term investments, rather than short-term opportunities for profit.

   Research doesn't end when a bond is purchased by the fund. AHIM's team of professionals constantly watches developments that could affect an issuer's credit standing while also monitoring the market for attractive new investment opportunities.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
Investment Portfolio, July 31, 1995

QUALITY RATINGS
AAA:               3.0%
A:                 4.2%
BBB:              56.0%
BB:               23.3%
B:                 5.0%
Not Rated:         0.5%
Cash Equivalents:  8.0%

                                                                        Principal          Market

                                                                        Amount             Value

                                                                        (000)              (000)

TAX-EXEMPT SECURITIES MATURING IN MORE THAN

 ONE YEAR - 91.45%



ARIZONA - 2.01%

 Arizona Educational Loan Marketing Corp.,

  Educational Loan Revenue Bonds, Junior

  Subordinate Series 1993, 6.30% 2008                                   $3,155             3,155



CALIFORNIA - 6.43%

 Foothill/Eastern Transportation Corridor Agency

  Toll Road Revenue Bonds, Series 1995A (Fixed

  Rate) Senior Lien Current Interest Bonds,

  6.00% 2034                                                            2,150              1,949

 Los Angeles County Capital Asset Leasing

  Corporation, Certificates of Participation

  (Marina del Rey), Series A, 6.25% 2003                                3,715              3,607

 Pleasanton Joint Powers Financing Authority,

  Subordinate Reassessment Revenue Bonds,

  1993 Series B, 6.125% 2002                                            4,530              4,528



COLORADO - 5.45%

 Colorado Student Obligation Bond Authority,

  Student Loan Asset-Backed Bonds, Senior

  Subordinate 1995 Series II-B, 6.20% 2008                              1,000              1,002

 City and County of Denver, Airport System

  Revenue Bonds:

   Series 1991D, 7.75% 2013                                             1,000              1,186

   Series 1992C, 6.55% 2003                                             4,500              4,748

   Series 1994A:

    7.00% 1999                                                          1,000              1,073

    7.50% 2023                                                          500                533



DISTRICT OF COLUMBIA - 0.98%

 Hospital Revenue Refunding Bonds (Washington

  Hospital Center Issue), Series 1992A,

  7.00%, 2005                                                           1,500              1,537



FLORIDA - 3.91%

 Broward County, Resource Recovery Revenue Bonds,

  Series 1984 North Project, 7.95% 2008                                 865                964

 The Crossings at Fleming Island Community

  Development District (Clay County), Special

  Assessment Bonds, Series 1995, 8.25% 2016                             5,000              5,166



GEORGIA - 1.46%

 Fulco Hospital Authority, Revenue Anticipation

  Certificates (Georgia Baptist Health Care

  System Project):

   Series 1992A, 6.375% 2022                                            2,250              2,095

   Series 1992B, 6.375% 2022                                            200                186



ILLINOIS - 10.80%

 Health Facilities Authority:

  Revenue Refunding Bonds (Edward Hospital

   Project), Series 1993A, 6.00% 2019                                   1,000              929

  Revenue Bonds (Fairview Obligated Group Project),

   Series 1992A, 9.50% 2022                                             2,750              2,960

 City of Chicago, Chicago-O'Hare International

  Airport, Special Facility Revenue Bonds

  (United Air Lines, Inc. Project):

   Series 1988A, 8.95% 2018                                             1,925              2,171

   Series 1988B, 8.85% 2018                                             1,170              1,328

 City of Chicago, Skyway Toll Bridge Refunding

  Revenue Bonds, Series 1994:

   6.50% 2010                                                           1,500              1,497

   6.75% 2017                                                           1,500              1,509

 Village of Robbins, Cook County, Resource

  Recovery Revenue Bonds (Robbins Resource

  Recovery Partners, L.P. Project), Series 1994A:

   8.75% 2005                                                           1,000              1,067

   9.25% 2014                                                           5,000              5,470



INDIANA - 3.18%

 Indianapolis Airport Authority (United Air Lines,

  Inc., Indianapolis Maintenance Center Project),

  Special Facilities Revenue Bonds, Series 1995 A,

  6.50% 2031                                                            1,000              956

 City of East Chicago, Pollution Control

  Refunding Revenue Bonds:

   (Inland Steel Company Project No. 10),

    Series 1993, 6.80% 2013                                             1,000              1,005

   (Inland Steel Company Project No. 11),

    Series 1994, 7.125% 2007                                            2,000              2,065

 City of Sullivan, Pollution Control Revenue

  Refunding Bonds (Indiana Michigan Power Company

  Project), Series C, 5.95% 2009                                        1,000              969



KENTUCKY - 5.09%

 Kenton County Airport Board (Commonwealth of

  Kentucky), Special Facilities Revenue Bonds

  (Delta Air Lines, Inc. Project), 1992 Series A:

  6.75% 2002                                                            1,000              1,035

  7.50% 2012                                                            2,225              2,332

  6.125% 2022                                                           5,000              4,622



LOUISIANA - 11.03%

 Housing Finance Agency, Single Family Mortgage

  Revenue Bonds, Series 1995A-2, 7.80% 2026                             4,145              4,688

 Parish of Beauregard, Solid Waste Disposal

  Revenue Bonds (Boise Cascade Corporation

  Project), Series 1993, 6.30% 2023                                     3,500              3,362

 Industrial Development Board of the Parish of

  Calcasieu, Inc., Pollution Control Revenue

  Refunding Bonds (Gulf States Utilities Company

  Project), Series 1992, 6.75% 2012                                     3,000              2,985

 Orleans Levee District, Levee Improvement Fixed

  Rate Refunding Bonds, Series 1987A, 8.25% 2014                        5,000              5,163

 Parish of St. Charles, Adjustable/Fixed Rate

  Pollution Control Revenue Bonds (Louisiana

  Power & Light Company Project), Series 1984,

  8.25% 2014                                                            1,000              1,107



MARYLAND - 3.36%

 Health and Higher Educational Facilities

  Authority, Revenue Bonds, Howard County General

  Hospital Issue, Series 1993, 5.50% 2021                               2,000              1,656

 Housing Opportunities Commission of Montgomery

  County, Multifamily Revenue Bonds (Strathmore

  Court at White Flint), 1994 Issue A-2:

   7.50 2024                                                            1,000              1,037

   7.50 2027                                                            500                516

 Baltimore County, Pollution Control Revenue

  Refunding Bonds (Bethlehem Steel Corporation

  Project), Series 1994A, 7.55% 2017                                    2,000              2,068



MICHIGAN - 8.60%

 Hospital Finance Authority, Hospital Revenue

  Refunding Bonds (Genesys Health System

  Obligated Group), Series 1995A:

   8.00% 2005                                                           2,000              2,198

   7.50% 2027                                                           3,500              3,559

 The Economic Development Corporation of the

  County of Midland, Subordinated Pollution

  Control Limited Obligation Revenue Refunding

  Bonds (Midland Cogeneration Project),

  Series 1990B, 9.50% 2009                                              7,100              7,731



MISSISSIPPI - 1.12%

 Claiborne County Adjustable/Fixed-Rate Pollution

  Control Revenue Bonds (Middle South Energy,

  Inc. Project), Series C, 9.875% 2014                                  1,500              1,751



NEW HAMPSHIRE - 0.62%

 Business Finance Authority, Pollution control

  Refunding Revenue Bonds (The United Illuminating

  Company Project), 1993 Series A, 5.875% 2033                          1,100              974



NEW JERSEY - 2.02%

 Economic Development Authority, First Mortgage

  Revenue Fixed Rate Bonds (Fellowship Village

  Project), Series 1995A, 9.25% 2025                                    3,000              3,175



NEW YORK - 0.66%

 The City of New York, General Obligation Bonds,

  Fiscal 1995 Series B, 7.00% 2016                                      1,000              1,036



OHIO - 0.93%

 The Student Loan Funding Corporation, Cincinnati,

  Student Loan Revenue Refunding Bonds, Series

  1991A, 7.20% 2003                                                     1,400              1,454



PENNSYLVANIA - 8.78%

 Economic Development Financing Authority,

  Resource Recovery Revenue Bonds (Colver Project),

  Series 1994 D, 7.15% 2018                                             3,000              3,060

 The Hospitals Authority of Philadelphia,

  Hospital Revenue Bonds (Temple University

  Hospital), Series of 1983, 6.625% 2023                                2,250              2,264

 Cambria County Industrial Development Authority,

  Pollution Control Revenue Refunding Bonds

  (Bethlehem Steel Corporation Project),

  Series 1994, 7.50% 2015                                               2,500              2,571

 Schuylkill County Industrial Development

  Authority, Resource Recovery Revenue Refunding

  Bonds (Schuylkill Energy Resources, Inc.

  Project), Series 1993, 6.50% 2010                                     5,875              5,869



SOUTH CAROLINA - 2.82%

 York County, Pollution Control Facilities

  Revenue Bonds (Bowater Incorporated Project),

  Series 1990, 7.625% 2006                                              4,000              4,427



TENNESSEE - 1.77%

 Memphis-Shelby County Airport Authority, Special

  Facilities Revenue Bonds (Federal Express

  Corporation), Series 1984,  7.875% 2009                               2,500              2,783



TEXAS - 8.39%

 Alliance Airport Authority, Inc., Special

  Facilities Revenue Bonds (American Airlines,

  Inc. Project), Series 1990, 7.00% 2011                                5,000              5,213

 Dallas-Fort Worth International Airport

  Facility Improvement Corporation, American

  Airlines, Inc., Revenue Bonds, Series 1992,

  7.25% 2030                                                            1,500              1,550

 Tomball Hospital Authority, Hospital Revenue

  Refunding Bonds, Series 1993, 6.125% 2023                             5,030              4,487

 West Side Calhoun County Navigation District,

  Solid Waste Disposal Revenue Bonds (Union

  Carbide Chemicals and Plastics Company Inc.

  Project), Series 1993, 6.40% 2023                                     1,980              1,915



WEST VIRGINIA - 1.42%

 City of South Charleston, Pollution Control

  Revenue Refunding Bonds ( Union Carbide

  Corporation Project), Series 1985, 7.625% 2005                        2,000              2,222



WASHINGTON - 0.62%

 The Public Industrial Corporation (Port of

  Camas-Washougal), Pollution Control Refunding

  Revenue Bonds (James River Project),

  Series 1993, 6.70% 2023                                               1,000              980

                                                                                           ---------

                                                                                           $143,445

                                                                                           ---------



TAX-EXEMPT SECURITIES MATURING IN

 ONE YEAR OR LESS - 6.46%



 State of California, 1994 Revenue Anticipation

  Warrants, Series C, FGIC Insured 5.75% 4/25/96                        1,500              1,522

 County of Los Angeles, California, 1995-96 Tax

  and Revenue Anticipation Notes, Series A,

  4.50% 7/1/96                                                          1,900              1,911

 Southwestern Illinois Development Authority,

  Solid Waste Disposal Revenue Bonds (Shell Oil

  Company Wood River Project), Daily Adjustable

  Rate, 4.00% 8/1/95*                                                   600                600

 State of Michigan, Full Faith and Credit General

  Obligation Notes, 5.00% 9/29/95                                       2,000              2,004

 Grapevine Industrial Development Corporation

  (Texas), Multiple Mode Revenue Bonds (American

  Airlines, Inc. Project), Daily Adjustable Rate,

  Series B-4, 3.90% 8/1/95*                                             100                100

 State of Texas, Tax and Revenue Anticipation

  Notes, Series 1994, 5.00% 8/31/95                                     3,800              3,804

 Peninsula Ports Authority of Virginia, Coal

  Terminal Revenue Refunding Bonds (Dominion

  Terminal Associates Project), Variable Rate

  Demand Note, 3.80% 8/1/95*                                            200                200

                                                                                           ---------

                                                                                           10,141

                                                                                           ---------

TOTAL TAX-EXEMPT SECURITIES (COST: $146,795,000)                                           $153,586

Excess of cash, prepaids and receivables over

 payables                                                                                  3,278

                                                                                           ---------

NET ASSETS                                                                                 $156,864

                                                                                           =========


*Coupon rates may change periodically; yield at
 acquisition reflects current coupon rate.
See Notes to Financial Statements
AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

at July 31, 1995                                                    (dollars in thousands)

ASSETS:

 Tax-exempt securities

  (cost: $146,795)                                                                    $153,586

 Cash                                                                                 23

 Prepaid organization expense                                                         20

 Receivables for-

  Sales of fund's shares                                            772

  Accrued interest                                                  2,903             3,675

                                                                    ---------         ---------

                                                                                      157,304

LIABILITIES:

 Payables for-

  Repurchases of fund's shares                                      126

  Dividends payable                                                 275

  Management services                                               23

  Accrued Expenses                                                  16                440

                                                                    ---------         ---------

NET ASSETS AT JULY 31, 1995-

 Equivalent to $15.14 per share on 10,363,011

 shares of $0.01 par value capital stock

 outstanding (ahthorized capital stock -                                              $156,864

200,000,000 shares)                                                                   =========



STATEMENT OF OPERATIONS

for the period September 26, 1994*

to July 31, 1995 (dollars in thousands)

INVESTMENT INCOME:

 Income:

  Interest on tax-exempt securities                                                   $5,969

                                                                                      ---------

 Expenses:

  Management services fee                                           $403

  Distribution expenses                                             260

  Transfer agent fee                                                41

  Report to shareholders                                            24

  Registration statement and prospectus                             66

  Postage, stationery and supplies                                  14

  Director's fees                                                   10

  Auditing and legal fees                                           13

  Custodian fee                                                     4

  Taxes other than federal income tax                               2

  Organization expense                                              50

  Other expenses                                                    7

                                                                    ---------

   Total expenses before reimbursement                              894

  Reimbursement of expenses                                         306               588

                                                                    ---------         ---------

  Net investment income                                                               5,381

                                                                                      ---------

REALIZED GAIN AND UNREALIZED

 APPRECIATION ON INVESTMENTS:

 Net realized gain                                                                    2,246

 Net unrealized appreciation

  on investments                                                                      6,791

                                                                                      ---------

  Net realized gain and unrealized

   appreciation on investments                                                        9,037

                                                                                      ---------

NET INCREASE IN NET ASSETS RESULTING

 FROM OPERATIONS                                                                      $14,418

                                                                                      =========



STATEMENT OF CHANGES IN NET ASSETS

for the period September 26, 1994*

to July 31, 1995 (dollars in thousands)

OPERATIONS:

 Net investment income                                                                $5,381

 Net realized gain on investments                                                     2,246

 Net unrealized appreciation

  on investments                                                                      6,791

                                                                                      ---------

  Net increase in net assets

   resulting from operations                                                          14,418

                                                                                      ---------

DIVIDENDS PAID FROM NET

 INVESTMENT INCOME                                                                    (5,381)

                                                                                      ---------

CAPITAL SHARE TRANSACTIONS:

 Proceeds from shares sold:

  11,466,307 shares                                                                   164,049

Proceeds from shares issued in

 reinvestment of net investment

 income dividends: 239,900 shares                                                     3,535

Cost of shares repurchased:

 1,350,194 shares                                                                     (19,857)

                                                                                      ---------

 Net increase in net assets

  resulting from capital share

  transactions                                                                        147,727

                                                                                      ---------

TOTAL INCREASE IN NET ASSETS                                                          156,764

NET ASSETS:

 Beginning of period                                                                  100

                                                                                      ---------

 End of period                                                                        $156,864

                                                                                      =========


*Commencement of operations
See Notes to Financial Statements


Notes to Financial Statements

1. American High-Income Municipal Bond Fund, Inc. (the "fund") was organized on June 14, 1994 as a Maryland Corporation. On August 25, 1994, the fund obtained its initial capital of $100,000 from the sale of 6,998 shares of its capital stock at $14.29 per share to Capital Research and Management Company (CRMC), the investment adviser. Operations commenced on September 26, 1994 upon the initial purchase of investment securities. The fund's fiscal year ends July
31. The fund is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Other securities with original or remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment adviser deems it appropriate to do so, securities will be valued at the mean of their representive quoted bid and asked prices, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type. All securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

    As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Dividends are declared on a daily basis after determination of the fund's net investment income and paid to shareholders on a monthly basis.

    Prepaid organizational expenses include registration fees which are charged to income over 12 months, the estimated period of benefit. Other organizational expenses are amortized over a period not exceeding five years from commencement of operations. In the event that CRMC redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized deferred organization expenses.

    Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $4,000 included $3,000 that was paid by the credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of July 31, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $6,791,000, of which $6,984,000 related to appreciated securities and $193,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the period ended July 31, 1995. The cost of portfolio securities for book and federal income tax purposes was $146,795,000 at July 31, 1995.

3. The fee of $403,000 for management services was paid pursuant to an agreement with CRMC, with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income. The Investment Advisory and Service Agreement provides for fee reductions to the extent that annual operating expenses exceed 0.90% of the average net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of 12 consecutive months, provided no advances are outstanding, or October 1, 2004. CRMC has also voluntarily agreed to waive its fees to the extent necessary to ensure that the fund's expenses do not exceed 0.76% of the average net assets. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. There can be no assurance that this voluntary fee waiver will continue in the future. Fee reductions amounted to $306,000 for the period ended July 31, 1995.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the period ended July 31, 1995, distribution expenses under the Plan were $260,000. As of July 31, 1995, accrued and unpaid distribution expenses were $11,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $41,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $266,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1995, aggregate amounts deferred were $4,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of July 31, 1995, accumulated undistributed net realized gain on investments was $2,246,000 and paid-in capital was $147,827,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $174,488,000 and $40,049,000 respectively, during the period ended July 31, 1995.


                          PER-SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                                Period
                                                                    September 26, 1994/1/
                                                                    to July 31, 1995



                                                                    $14.29

                                                                    -------

INCOME FROM INVESTMENT

 OPERATIONS:

 Net investment income                                              .76

 Net realized and

  unrealized gain

  on investments                                                    .85

                                                                    -------

  Total income from

   investment operations                                            1.61

                                                                    -------

LESS DISTRIBUTIONS:

 Dividends from net

  investment income                                                 (.76)

                                                                    -------

Net Asset Value, End of Period                                      $15.14

                                                                    =======



Total Return/2/                                                     11.62%/3/





RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)                             $157

Ratio of expenses to average net assets                             .61%/3/ /4/

Ratio of net income to average net assets                            5.66%/3/

Portfolio turnover rate                                             46.42%/3/


/1/Commencement of operations.
/2/This was calculated without deducting a sales charge.  The maximum sales charge is 4.75% of the fund's offering price. /3/Based on operations for the period shown and, accordingly, not representative of a full year's operations.
/4/Had CRMC not waived fees, the fund's ratio of expenses to average net assets would have been 0.94% for the period.

                       REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of American High-Income Municipal Bond Fund, Inc.

 In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of American High-Income Municipal Bond Fund, Inc. (the "Fund") at July 31, 1995, the results of its operations, the changes in its net assets and the per-share data and ratios for the period indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with generally accepted auditing standard, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 1995 by correspondence with the custodian , provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Los Angeles, California
August 31, 1995


                    Tax Information (Unaudited)

   All of the distributions paid by the fund from investment income earned in the period ended July 31, 1995 were exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code.

   This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the year-end information you receive from the fund's transfer agent.


                       BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Palos Verdes Estates, California
Private investor; former President and Chief Executive Officer,
The Mission Group; former President, Southern California Edison Company

DIANE C. CREEL
Long Beach, California
Chairwoman, Chief Executive Officer and President,
The Earth Technology Corporation

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board, Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER
Los Angeles, California
President, Fuller & Company, Inc.
(financial management consulting company)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III
Pasadena, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

PETER C. VALLI
Long Beach, California
Chairman of the Board and Chief Executive Officer,
BW/IP International, Inc.
(industrial manufacturing)

                             OTHER OFFICERS

NEIL L. LANGBERG
Los Angeles, California
Senior Vice President of the fund
Vice President - Investment Management Group,
Capital Research and Management Company

MARY C. CREMIN
Los Angeles, California
Vice President and Treasurer of the fund
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Compliance Associate - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Los Angeles, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

     OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER, CAPITAL RESEARCH AND
                                MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92621-5804

                    TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

                             CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

                                  COUNSEL
Morrison & Foerster
345 California Street
San Francisco, California 94104-2675

                          INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

                         PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR CALL THE FUND'S TRANSFER AGENT, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of American High-Income Municipal Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1995, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA   AGD/AL/2605
Lit. No. AHIM-011-0995
[The American Funds Group(R)]